New York
Municipal
2018 Term Trust

Annual Report
December 31, 2001

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
ANNUAL REPORT TO SHAREHOLDERS
REPORT OF INVESTMENT ADVISOR

     January 31, 2002

Dear Shareholder:

    Economic activity slowed significantly during the year, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline by injecting fear and further uncertainty into an already weak economy. In response to the dramatic slowdown in the U.S. economy, the Federal Reserve Board aggressively lowered interest rates over the year. The Federal Open Market Committee (“FOMC”) cut interest rates eleven times in 2001, reducing interest rates by 4.75%, bringing the current Federal Funds rate to 1.75%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the domestic fixed income market posted positive returns over the year. As short-term interest rates declined faster than long-term interest rates over the year, the yield curve reached historically steep levels, making it a very attractive environment for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and longer-term rates increases. Furthermore, economic indicators continue to suggest that inflation should remain benign, which should support high-quality fixed income securities, especially those with longer maturities.

     While still relatively weak, economic activity in the second half of the fourth quarter started to recover, leading many consumers and investors to be hopeful of a V-shaped economic recovery. While we concur that some level of recovery is underway, we are more cautious than the consensus with regard to the magnitude and timing of the recovery. Our view is that any recovery this year will be moderate, as corporate profits will remain under pressure as a result of lower capital spending, excess capacity and lack of pricing power. Continued pressure on profits will likely lead to additional job cuts, which will create an even more difficult environment for consumers, given their already high level of debt. Given our outlook, we expect a period of prolonged lower interest rates and have positioned the portfolios to take advantage of these low rates. These low short-term rates, coupled with little movement on the long end of the municipal curve over the year, have the yield curve at its steepest levels in a decade. As such, we find longer maturities between the 15-year and 20-year part of the curve the most attractive as we can use these maturities to best take advantage of the steepness of the curve. In addition, we expect higher quality and higher coupon securities to perform well as retail investors continue to spark demand for these products in 2002 as they did in 2001.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust’s managers in addition to the Trust’s audited financial statements and a listing of the Portfolio’s holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chairman	President

January 31, 2002

Dear Shareholder:

     We are pleased to present the first audited annual report for The BlackRock New York Municipal 2018 Term Trust Inc. (the “Trust”) for the fiscal year ended December 31, 2001. We would like to take this opportunity to review the Trust’s share price and net asset value (NAV) change, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a non-diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol “BLH”. The Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and New York State and New York City personal income taxes and to return $15 per common share (an amount equal to the Trust’s initial public offering price) to holders of common shares on or about December 31, 2018. The Trust will invest at least 80% of its total assets in municipal bonds that, at the time of investment, are investment grade quality (rated “Baa” or “BBB” or better by a major rating agency or of equivalent quality). The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are non-investment grade (rated “Ba/BB” or “B” by a major rating agency or that are unrated but deemed to be of comparable quality by the Advisor).

The table below summarizes the changes in the Trust’s share price and net asset value:

	12/31/01	High	Low

Share Price	$13.15	$15.13	$12.70

Net Asset Value (NAV)	$13.58	$14.36	$13.54

The Fixed Income Markets

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11 our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board’s consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, “The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further dampened. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate.” During the year ended December 31, 2001, the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.75% bringing the current Fed Funds rate to 1.75%.

     Over the course of the year, the Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. Treasury yields on the short-end of the yield curve, as measured by the 2-year Treasury, fell sharply from 5.09% on December 31, 2000 to 3.02% on December 31, 2001. During the same period, however, yields on longer-term bonds remained relatively unchanged with 10-year Treasuries decreasing 6 basis points and 30-year Treasuries increasing 1 basis point. Despite longer-term yields remaining relatively unchanged, there was an increase in volatility in the marketplace due to anticipated Fed easing and increased supply. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does “not need the 30-year bond to meet [its] current financing needs.” On the news that the Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points.

     For the annual period ended December 31, 2001, municipal bonds slightly underperformed the taxable domestic bond market on a tax-adjusted basis, returning 8.36% (as measured by the Lehman Municipal Index at a tax bracket of 38.6%) versus the Lehman Aggregate Index’s 8.44%. Strong demand for municipals due to turmoil in the equity markets and diversification into fixed income securities was met by $286 billion worth of new issuance, a 44% increase from last year. For the upcoming year, we anticipate new issue supply to continue at 2001’s pace as municipalities have increasing financing needs due to decreasing revenues and higher demand for expenditures due to the slowdown in the U.S. economy.

     The onset of the recession combined with the September 11 tragedy has impacted the U.S. economy and especially that of New York. Economic growth in New York ceased after September 11. Unemployment grew to 5.8% in December 2001, up from 5.5% in November and to its highest level since March 1998. Private sector employment has declined by 95,100 jobs since September 2001 and this is 181,000 jobs less than the State’s peak employment number achieved in January 2001. Many of the losses are concentrated in New York City. While the State benefits from its broad and diverse economic base and its substantial wealth and resources, the impact on the State’s budget has been substantial. The State will use up the $1.6 billion surplus from fiscal 2001 to meet its budgetary needs. It is projected that the State will close fiscal year 2002 with a $3 billion deficit, and will need to close a potential $6 billion deficit in fiscal year 2003. A fiscally sound budget produced in a relatively timely manner will be necessary for the State to maintain its “AA” rating from S&P.

     The State’s fiscal health is directly linked to that of New York City. The demise of the World Trade Center and the devastation to lower Manhattan impacts the City’s business structure. New York City has lost 94,700 jobs since September 11 and has seen its unemployment rate grow to 7% in December 2001, up from 5.0% in July. The City projects that it will close fiscal year 2002 in balance. Fiscal year 2003 will present the City with a greater challenge, with a $3.6 billion budget gap being currently projected. This uncertainty has prompted Moody’s to change the outlook on New York City’s A2 rating to “negative”.

The Trust’s Portfolio and Investment Strategy

     The Trust’s portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock’s investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust’s leverage amount was 35% of total assets.

The following charts show the Trust’s asset composition and credit quality allocations:

Sector Breakdown

Sector	December 31, 2001

Education	25%

Transportation	17%

Water & Sewer	14%

Hospital	10%

City, County & State	8%

Lease Revenue	7%

Tobacco	7%

Housing	3%

Special Tax	3%

Sales Tax	2%

Utility/Power	1%

Other	3%

Credit Rating*	December 31, 2001

AAA/Aaa	19%

AA/Aa	66%

A/A	15%

* Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.

    We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock New York Municipal 2018 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,

Robert S. Kapito	Kevin M. Klingert
Vice Chairman and Portfolio Manager	Managing Director and Portfolio Manager

BlackRock New York Municipal 2018 Term Trust

Symbol on New York Stock Exchange:	BLH

Initial Offering Date:	October 26, 2001

Closing Share Price as of 12/31/01:	$13.15

Net Asset Value as of 12/31/01:	$13.58

Yield on Closing Share Price as of 12/31/01 ($13.15)[1]:	5.59%

Current Monthly Distribution per Share[2]:	$0.06125

Current Annualized Distribution per Share[2]:	$0.735

1Yield on Closing Share Price is calculated by dividing the current annualized distribution per share by the closing share price.
2The distribution is not constant and is subject to change.

Privacy Principles of the Trust

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

BlackRock New York Municipal 2018 Term Trust
Portfolio of Investments December 31, 2001

	Principal		Option Call
Rating*	Amount		Provisions†	Value
(Unaudited)	(000)	Description	(Unaudited)	(Note 1)

		LONG-TERM INVESTMENTS—171.0%
		New York—165.9%
Aaa	$1,320	East Rochester Hsg. Auth. Rev., 5.20%, 12/20/24, FHA	12/11 @ 101	$1,275,410
AAA	1,900	Long Island Pwr. Auth. Elec. Sys. Rev., Zero Coupon, 6/01/18, FSA	No Opt. Call	801,705
AAA	5,000	Met. Trans. Auth. Dedicated Tax Fd. Rev., Ser. A, 5.00%, 11/15/20, FGIC	11/11 @ 100	4,839,100
A	4,000	New York City, G.O., Ser. B, 5.375%, 12/01/20	12/11 @ 100	3,955,000
AA	10,000	New York City Mun. Wtr. Fin. Auth. Rev., Ser. D, 4.90%, 6/15/20	6/11 @ 100	9,508,700
		New York City Trans. Fin. Auth. Rev.,
AA+	3,000	Ser. B, 5.00%, 5/01/18	11/11 @ 101	2,917,680
AA+	1,895	Ser. C, 5.00%, 5/01/19	5/09 @ 101	1,830,646
AAA	2,505	New York St. Dorm. Auth. Lease Rev., Master Boces Proj., Ser. A, 5.25%, 8/15/19, FSA	8/11 @ 100	2,514,870
		New York St. Dorm. Auth. Rev.,
AA-	3,000	City Univ. Sys. Cons. 4th Gen., Ser. A, 5.125%, 7/01/21	7/11 @ 100	2,883,540
AA-	3,750	Mental Hlth. Svcs. Facs., Ser. A, 5.00%, 2/15/18	2/08 @ 102	3,643,988
AAA	2,620	Mental Hlth. Svcs. Facs. Impvt., Ser. B, 5.50%, 8/15/20, MBIA	8/11 @ 100	2,655,632
AA-	7,000	St. Univ. Edl. Facs., 5.125%, 5/15/21	5/08 @ 101	6,769,490
AA-	3,230	Upstate Cmnty. Colleges, Ser. A, 5.00%, 7/01/19	7/09 @ 101	3,116,336
AA-	2,000	New York St. Thrwy. Auth. Hwy. & Bridge Fd., Ser. C, 5.00%, 4/01/18	4/08 @ 101	1,958,120
AA-	3,000	New York St. Thrwy. Auth. Svc. Contract Rev., Loc. Hwy. & Brdg., 5.25%, 4/01/20	11/01 @ 100	3,000,360
AA-	3,500	New York St. Urban Dev. Corp. Rev., Correctional Facs., 5.00%, 1/01/19	1/08 @ 102	3,378,935
AA	4,180	Niagra Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Niagra Univ. Proj., Ser. A, 5.35%, 11/01/23	11/11 @ 101	3,988,013
AA	4,130	Oneida Hlth. Care Corp. Rev., Residential Hlth. Care Proj., 5.30%, 2/01/21	2/11 @ 101	3,985,243
AA	3,875	Orange Cnty. Ind. Dev. Agcy. Civic Fac. Rev., St. Lukes Hosp. Newburg Proj., Ser. A,
		5.375%, 12/01/21	12/11 @ 101	3,770,646
A1	2,500	Rensselar Tobacco Asset Sec. Corp., Ser. A, 5.625%, 6/01/35	6/12 @ 100	2,503,575
A1	4,000	Rockland Tobacco Asset Sec. Corp., 5.625%, 8/15/35	8/12 @ 100	3,999,480
AA-	5,075	Triborough Brdg. & Tunl. Auth. Rev., Ser. A, 5.00%, 1/01/19	1/12 @ 100	4,949,444
AAA	3,710	Westchester Cnty. Indl. Dev. Agy. Civic Fac. Rev., Ser. A, 5.125%, 12/01/22	12/11 @ 102	3,628,306

				81,874,219

		Puerto Rico—5.1%
A-	2,500	Puerto Rico Pub. Fin. Corp., Ser. E, 5.70%, 8/01/25	2/10 @ 100	2,511,200

		Total Long-Term Investments (cost $86,585,516)		84,385,419

		SHORT-TERM INVESTMENTS—9.5%**
		Maryland—3.8%
A1+	1,900	Maryland St. Hlth. & Higher Edl. Facs. Auth. Lease Rev., Ser. D, 1.55%, 1/02/02, FRDD, BOA	N/A	1,900,000

		New York—5.7%
A1+	2,800	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. C, 1.80%, 1/02/02, FRDD, DC	N/A	2,800,000

		Total Short-Term Investments (cost $4,700,000)		4,700,000

See Notes to Financial Statements.

Value
Description	(Note 1)

Total Investments—180.5% (cost $91,285,516)	$89,085,419
Liabilities in excess of other assets—(16.9)%	(8,332,196)
Liquidation value of preferred shares—(63.6)%	(31,400,000)

Net Assets Applicable to Common Shareholders—100%	$49,353,223

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
**	For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
†	Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

KEY TO ABBREVIATIONS
BOA — Bank of America	FRDD	— Floating Rate Daily Demand
DC — Dexia Credit	FSA	— Financial Security Assurance
FGIC — Financial Guaranty Insurance Company	G.O.	— General Obligation
FHA — Federal Housing Administration	MBIA	— Municipal Bond Insurance Association

See Notes to Financial Statements.

BlackRock New York
 Municipal 2018 Term Trust
Statement of Assets and Liabilities
December 31, 2001

Assets
Investments, at value (cost $91,285,516) (Note 1)	$89,085,419
Cash	27,965
Receivable from investment sold	292,771
Interest receivable	592,271

89,998,426

Liabilities
Payable for investments purchased	8,782,314
Dividends payable — common shares	222,523
Dividends payable — preferred shares	21,679
Organization and offering costs payable	138,449
Investment advisory fee payable (Note 2)	41,712
Other accrued expenses	38,526

9,245,203

Net Investment Assets	$80,753,223

Net investment assets were comprised of:
Common shares of beneficial interest:
Par value (Note 4)	$3,633
Paid in capital in excess of par	51,478,294
Preferred shares (Note 4)	31,400,000

82,881,927
Undistributed net investment income (Note 1) . .	79,331
Accumulated net realized loss (Note 1)	(7,938)
Net unrealized depreciation (Note 1)	(2,200,097)

Net investment assets, December 31, 2001	$80,753,223

Net asset applicable to common shareholders	$49,353,223

Net asset value per common share of
beneficial interest:
($49,353,223÷3,633,028 common
shares of beneficial interest issued and
outstanding)	$13.58

BlackRock New York
Municipal 2018 Term Trust
Statement of Operations
For the period October 30, 2001
(commencement of investment operations)
to December 31, 2001

Net Investment Income
Income
Interest (Note 1)	$404,005

Expenses
Investment advisory	41,712
Organization expenses	15,000
Independent accountants	10,873
Reports to shareholders	7,420
Auction agent	5,500
Custodian	3,545
Trustees	2,237
Transfer agent	1,906
Legal	461
Miscellaneous	6,818

Total expenses	95,472

Net investment income	308,533

Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investments	(7,938)
Net change in unrealized appreciation
on investments	(2,200,097)

Net loss on investments	(2,208,035)

Net Decrease in Net Investment Assets
Resulting from Operations	$(1,899,502)

See Notes to Financial Statements.

BlackRock New York Municipal 2018 Term Trust
Statement of Changes in Net Investment Assets

For the period
October 30, 2001*
through
December 31, 2001

Increase (Decrease) in Net Investment Assets
Operations:
Net investment income	$308,533
Net realized loss on investments	(7,938)
Net change in unrealized appreciation on investments	(2,200,097)

Net decrease in net investment assets resulting from operations	(1,899,502)

Dividends and distributions:
To common shareholders from net investment income	(222,523)
To preferred shareholders from net investment income	(21,679)

Total dividends	(244,202)

Capital Share Transactions:
Net proceeds from the issuance of common shares	49,710,052
Net proceeds from underwriters’ over-allotment option exercised	1,786,875
Gross proceeds from the issuance of preferred shares	31,400,000

Net proceeds from capital share transactions	82,896,927

Total increase	80,753,223

Net Investment Assets
Beginning of period	—

End of period (including undistributed net investment income of $79,331)	$80,753,223

*Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1)

See Notes to Financial Statements.

BlackRock New York Municipal 2018 Term Trust

Financial Highlights

For the period
October 30, 2001[1]
through
December 31, 2001

PER COMMON SHARE OPERATING PERFORMANCE:[2]
Net asset value, beginning of period[3]	$14.33

Investment operations:
Net investment income	0.09
Net realized and unrealized loss on investments	(0.61)

Net decrease from investment operations	(0.52)

Dividends and distributions:
Dividends from net investment income to:
Common shareholders	(0.06)
Preferred shareholders	(0.01)

Total dividends and distributions	(0.07)

Capital charges with respect to issuance of:
Common shares	(0.03)
Preferred shares	(0.13)

Total capital charges	(0.16)

Net asset value, end of period[3]	$13.58

Market value, end of period[3]	$13.15

TOTAL INVESTMENT RETURN[4]	(11.94)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:[5]
Expenses	1.15%[6]
Net investment income before preferred share dividends	3.73%[6]
Preferred share dividends	0.26%[6]
Net investment income available to common shareholders	3.47%[6]

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$47,959
Portfolio turnover	1%
Net assets of common shareholders, end of period (000)	$49,353
Preferred shares outstanding (000)	$31,400
Asset coverage per preferred shares, end of period	$64,311

[1] Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1). Net asset value immediately after the closing of the public offering was $14.30.
[2] Calculated using the average shares method.
[3] Net asset value and market value are published in Barron’s on Saturday and The Wall Street Journal on Monday.
[4] Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
[5] Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
[6] Annualized.
The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s common shares.

See Notes to Financial Statements.

BlackRock New York
Municipal 2018 Term Trust
Notes to Financial Statements

Note 1. Organization & Accounting Policies

The BlackRock New York Municipal 2018 Term Trust (the “Trust”) was organized as a Delaware business trust on September 7, 2001 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until October 18, 2001 when it sold 8,028 common shares for $115,001 to BlackRock Advisors, Inc. Investment operations commenced on October 30, 2001. The Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and New York State and New York City personal income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust’s investment objectives will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

Federal Income Taxes: It is the Trust’s intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to increase undistributed net investment income and decrease paid in capital in excess of par by $15,000 as a result of differences between financial reporting and tax accounting.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Compensation Plan: Under a deferred compensation plan approved by the Board of Trustees on September 24, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the “Advisor”), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.40% of the Trust’s average weekly managed assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the

Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short-term investments, for the period ended December 31, 2001 aggregated $86,885,037 and $298,856, respectively.

     The Federal income tax basis of the Trust’s investments at December 31, 2001 was $91,293,454, and accordingly, net unrealized depreciation was $2,208,035 (gross unrealized appreciation—$94,616, gross unrealized depreciation—$2,302,651).

Note 4. Capital

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any uninsured common shares of beneficial interest into one or more series of preferred shares. Of the 3,633,028 common shares of beneficial interest outstanding at December 31, 2001, the Advisor owned 8,028 shares.

     Transactions in common shares of beneficial interest for the period October 30, 2001 (commencement of investment operations) to December 31, 2001 were as follows:

Shares issued in connection with
initial public offering	3,508,028
Shares issued in connection with
the exercise of the underwriters’
over-allotment option	125,000

Net increase in shares outstanding	3,633,028

     Offering costs of $93,750 incurred in connection with the Trust’s offering of common shares have been charged to paid-in capital in excess of par of the common shares.

     On December 31, 2001 the Trust reclassified 1,256 common shares of beneficial interest and issued one series of Auction Market Preferred Shares (“preferred shares”) Series T7—1,256. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Underwriting discounts of $314,000 and offering costs of $138,449 incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. The dividend rate during the period ended December 31, 2001 was 1.40%.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust’s Trustees. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 2001, the Board of Trustees of the Trust declared a dividend of $0.06125 per common share payable February 1, 2002, to shareholders of record on January 15, 2002.

     For the period January 1, 2002 through January 31, 2002, dividends declared on preferred shares totaled $36,121.

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of
BlackRock New York Municipal 2018 Term Trust:

     We have audited the accompanying statement of assets and liabilities of BlackRock New York Municipal 2018 Term Trust (the “Trust”), including the portfolio of investments, as of December 31, 2001, and the related statement of operations, statement of changes in net investment assets and financial highlights for the period from October 30, 2001 (commencement of investment operations) to December 31, 2001. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock New York Municipal 2018 Term Trust as of December 31, 2001, the results of its operations, changes in its net investment assets and financial highlights for the period from October 30, 2001 (commencement of investment operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 8, 2002

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
TRUSTEE INFORMATION

Independent Trustees

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh	Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546
	Age: 75	Age: 55	Age: 64	Age: 53

Current positions held
with the Funds	Lead Trustee	Trustee	Trustee	Trustee

Term of office and length	3 years2 / since	3 years2 / since	3 years2 / since	3 years2 / since
of time served	inception[3]	inception[3]	inception[3]	inception[3]

Principal occupations	President of Brimmer &	President and Chief Executive Officer	Consultant/Investor. Former	Consultant. Editor of
during the past five years	Company, Inc., a Washington,	of The Conference Board, Inc., a	President and Chief Executive	THE JOURNAL OF
	D.C.-based economic and	leading global business membership	Officer of Empire Federal	PORTFOLIO MANAGE-
	financial consulting firm.	organization, from 1995-present.	Savings Bank of America and	MENT and Adjunct
		Former Executive Dean of the John	Banc PLUS Savings Associa-	Professor of Finance
		F. Kennedy School of Government	tion, former Chairman of the	at the School of
		at Harvard University from 1988-1995.	Board, President and Chief	Management at Yale
		Acting Director, Harvard Center for	Executive Officer of Northeast	University. Author and
		Business and Government (1991-1993).	Savings.	editor of several books
		Formerly Partner (principal) of		on fixed income portfolio
		McKinsey & Company, Inc. (1980-		management. Visiting
		1988). Former Executive Director of		Professor of Finance and
		Federal Cash Management, White		Accounting at the Sloan
		House Office of Management and		School of Management,
		Budget (1977-1979). Co-author, THE		Massachusetts Institute
		WINNING PERFORMANCE (best		of Technology from
		selling management book published in		1986 to August 1992.
13 national editions).

Number of portfolios over-
seen within the fund complex	29[4]	29[4]	29[4]	29[4]

Other Directorships held	Director of CarrAmerica Realty	Trustee Emeritus, Wesleyan University,	Former Director of ISFA (the	Director, Guardian
outside of the fund complex	Corporation and Borg-Warner Auto-	Trustee: Drucker Foundation, Airplanes	owner of INVEST, a national	Mutual Funds Group.
	motive. Formerly member of the	Group, Aircraft Finance Trust (AFT) and	securities brokerage service
	Board of Governors of the Federal	Educational Testing Service (ETS).	designed for banks and thrift
	Reserve System. Formerly Director of	Director, Arch Chemicals, Fremont	institutions).
	AirBorne Express, BankAmerica	Group and The Guardian Life Insurance
	Corporation (Bank of America),	Company of America.
Bell South Corporation, College Re-
tirement Equities Fund (Trustee),
Commodity Exchange, Inc. (Public
Governor), Connecticut Mutual Life
Insurance Company, E.I. Dupont de
Nemours & Company, Equitable Life
Assurance Society of the United
States, Gannett Company, Mercedes-
Benz of North America, MNC Financial
Corporation (American Security Bank),
NMC Capital Management, Navistar
International Corporation, PHH Corp.
and UAL Corporation (United Airlines).

For “Interested Trustee”
Relationships, events or
transactions by reason of
which the trustee is an
interested person as defined in
Section 2(a)(19)(1940 Act)

[1] Interested Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.
[2] The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which he is elected
[3] Commencement of investment operations 10/30/2001.
[4] The fund complex currently consists of 29 separate closed-end funds, each with one investment portfolio.

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
TRUSTEE INFORMATION

Independent Trustees (continued)		Interested Trustees[1]

James Clayburn La Force, Jr.	Walter F. Mondale	Laurence D. Fink[1]	Ralph L. Schlosstein[1]
P.O. Box 4546	P.O. Box 4546	345 Park Avenue	345 Park Avenue
New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10154	New York, NY 10154
Age: 73	Age: 74	Age: 49	Age: 51

Trustee	Trustee	Chairman of the Board	President and Trustee

3 years2 / since	3 years2 / since	3 years2 / since inception[3]	3 years2 / since inception[3]
inception[3]	inception[3]

Dean Emeritus of The John E.	Partner, Dorsey & Whitney,	Chairman and Chief Executive Officer of	Director since 1999 and President of
Anderson Graduate School of	a law firm (December	BlackRock, Inc. since its formation in 1998	BlackRock, Inc. since its formation in 1998
Management, University of	1996-present, September	and of BlackRock, Inc.’s predecessor	and of BlackRock, Inc.’s predecessor
California since July 1, 1993.	1987-August 1993).	entities since 1988. Chairman of the	entities since 1988. Member of the
Acting Dean of The School of	Formerly U.S. Ambassador	Management Committee. Formerly,	Management Committee and Investment
Business, Hong Kong University	to Japan (1993-1996).	Managing Director of the First Boston	Strategy Group of BlackRock, Inc.
of Science and Technology	Formerly Vice President of	Corporation, Member of its Management	Formerly, Managing Director of Lehman
1990-1993. From 1978 to Sep-	the United States, U.S.	Committee, Co-head of its Taxable Fixed	Brothers, Inc. and Co-head of its Mortgage
tember 1993, Dean of The John	Senator and Attorney	Income Division and Head of its Mortgage	and Savings Institutions Group. Currently,
E. Anderson Graduate School	General of the State of	and Real Estate Products Group. Currently,	President and Director of each of the
of Management, University of	Minnesota. 1984	Chairman of the Board of each of the	closed-end Trusts in which BlackRock
California.	Democratic Nominee for	closed-end Trusts in which BlackRock	Advisors, Inc. acts as investment advisor.
	President of the United	Advisors, Inc. acts as investment advisor.
States.

29[4]	29[4]	29[4]	29[4]

Director, Jacobs Engineering	Director, Northwest Airlines	President, Treasurer and a Trustee of the	Chairman and President of the BlackRock
Group, Inc., Payden & Rygel	Corp., UnitedHealth Group.	BlackRock Funds, Chairman of the Board and	Provident Institutional Funds and Director of
Investment Trust, Provident		Director of Anthracite Capital, Inc., a Director	several of BlackRock’s alternative investment
Investment Counsel Funds,		of BlackRock’s offshore funds and several of	vehicles. Currently, a Member of the Visiting
Timken Company, and Trust for		BlackRock’s alternative investment vehicles	Board of Overseers of the John F. Kennedy
Investment Managers.		and Chairman of the Board of Nomura	School of Government at Harvard University,
		BlackRock Asset Management Co., Ltd.	the Financial Institutions Center Board of the
		Currently, Co-Chairman of the Board of	Wharton School of the University of Pennsyl-
		Trustees of Mount Sinai-New York University	vania, a Trustee of Trinity School in New York
		Medical Center and Health System and a	City and a Trustee of New Visions for Public
		Member of the Board of Phoenix House.	Education in New York City. Formerly, a
Director of Pulte Corporation and a Member
of Fannie Mae’s Advisory Council.

		Chairman and Chief Executive Officer of	Director and President of the Advisor.
the Advisor.

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
TAX INFORMATION

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust’s tax year end as to the Federally tax-exempt interest dividends received by you during such tax year. Accordingly, all dividends paid by the Trust during the year are Federally tax-exempt.

     For purposes of preparing your Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust's Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the “Plan Agent”) in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or other capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, by the purchase of outstanding shares on the open market (“open market repurchases”), on the New York Stock Exchange or elsewhere. The Trust will not issue any new shares under the Plan.

     The Plan Agent’s fees for handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open market purchases. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

ADDITIONAL INFORMATION

     There have been no material changes in the Trust’s investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock’s website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock’s website into this report.

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
INVESTMENT SUMMARY

The Trust’s Investment Objectives

The BlackRock New York Municipal 2018 Term Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and New York State and New York City personal income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018.

Who Manages the Trust?

BlackRock Advisors, Inc. (the “Advisor”) manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

What Can The Trust Invest In?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade (“BBB” by Standard & Poor’s or “Baa” by Moody’s Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New York Municipal Obligations, which include debt obligations issued by the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and New York income taxes.

What is the Advisor’s Investment Strategy?

The Advisor will seek to meet the Trust’s investment objective by managing the assets of the Trust so as to return the initial offering price of ($15 per share) on or about December 31, 2018. The Advisor will implement a strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2018. At the Trust’s termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or are called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek to meet its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust’s maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust’s primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

How Are the Trust’s Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust’s common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder’s name, dividends may be reinvested in additional shares of the Trust through the Trust’s transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor’s portfolio managers continuously monitor and regularly review the Trust’s use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objectives. Although the objectives of the Trust are to provide current income that is exempt from regular Federal income tax and New York State and New York City personal income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018, there can be no assurance that these objectives will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

Leverage. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust’s net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLH) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Municipal Obligations. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

High Yield Risk. The Trust may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. The Trust’s investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities. Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust’s business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to alternative minimum tax.

BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
GLOSSARY

Closed-End Fund: Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount: When a Trust’s net asset value is greater than its market price the Trust is said to be trading at a discount.

Dividend: Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment: Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a Trust.

Market Price: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV): Net asset value is the total market value of all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in Barron’s on Saturday and The Wall Street Journal on Monday.

Premium: When a Trust’s market price is greater than its net asset value, the Trust is said to be trading at a premium.

Prerefunded Bonds: These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

Trustees
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
Officers
Ralph L. Schlosstein, President
Robert S. Kapito, Vice President
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary
Investment Advisor
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM
Sub-Advisor
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM
Auction Agent
The Bank of New York
Five Penn Plaza, 13th Floor
New York, NY 10001
Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
4 Four Times Square
New York, NY 10036
Legal Counsel – Independent Trustees
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022
This report is for shareholder information. This is not
a prospectus intended for use in the purchase or sale of
Trust shares. Statements and other information con-
tained in this report are as dated and are subject to
change.
BlackRock New York
Municipal 2018 Term Trust
c/o BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

09248K-10-8
09248K-20-7
09248L-30-4

Printed on recycled paper